UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 23, 2016

Rose Rock Midstream, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place
6120 S. Yale Avenue, Suite 700
Tulsa, Oklahoma 74136-4216
(Address of principal executive offices)

(918) 524-7700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)    Appointment of Vice President, Chief Accounting Officer, and Controller

As previously reported, Paul F. Largess, age 65, advised that he intended to retire as vice president, chief accounting officer, and controller of Rose Rock Midstream GP, LLC (the “General Partner”) and SemGroup Corporation (“SemGroup”) on March 15, 2016. SemGroup is the corporate parent of the General Partner and the General Partner is the general partner of Rose Rock Midstream, L.P. (the “Partnership”). On February 23, 2016, the Board of Directors (the “Board”) of the General Partner appointed Thomas D. Sell, age 50, as vice president, chief accounting officer, and controller of the General Partner effective March 15, 2016. The Board of Directors of SemGroup Corporation (“SemGroup”) also appointed Mr. Sell to serve as vice president, chief accounting officer, and controller of SemGroup effective March 15, 2016.

From 1996 to 2016, Mr. Sell served in a variety of finance, accounting, and financial reporting roles for The Williams Companies, Inc. (“Williams”), an owner and operator of energy infrastructure in North America. Most recently, he served as staff vice president, enterprise accounting for Williams since 2013, as vice president of finance & accounting, midstream from 2008 to 2013, and as assistant controller from 2005 to 2008. From 1996 until its acquisition by Williams in 1998, Mr. Sell served as director, financial reporting for Mapco, Inc. From 1987 to 1996 he served in various staff and management audit roles for Deloitte & Touche.

Mr. Sell, like all officers of the General Partner, will be employed and compensated by a subsidiary of SemGroup, subject to reimbursement by the Partnership. He will also be eligible to participate in the General Partner’s equity incentive plan (the “Rose Rock Plan”). The portion of Mr. Sell’s compensation that will be payable by the Partnership includes (1) all of the expense of awards made to him under the Rose Rock Plan and (2) the amount allocated to the Partnership by SemGroup (and reimbursed to SemGroup by the Partnership), which is determined by the amount of time he actually spends working for the Partnership relative to the amount of time he spends working for SemGroup. See SemGroup’s current report on 8-K filed on February 29, 2016 (File No. 001-34736) for a description of Mr. Sell’s compensation by SemGroup.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE ROCK MIDSTREAM, L.P.

By:     Rose Rock Midstream GP, LLC
its general partner

Date: February 29, 2016
By: /s/ William H. Gault
William H. Gault
Corporate Secretary